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                 [LETTERHEAD OF HONDO OIL & GAS COMPANY APPEARS HERE]

       December 13, 1996

       Thamesedge, Ltd.
       4 Grosvenor Place
       London, England  SW1X 7DL

       Dear Sirs:

            This Agreement is entered into by and among Hondo Oil & Gas Company, a Delaware corporation ("Hondo"), and its wholly-owned subsidiaries, Via Verde Development Company, a California corporation ("Via Verde"), and Newhall Refining Co., Inc., a Delaware corporation ("Newhall"), and Thamesedge, Ltd. ("Thamesedge"), with reference to:

            a) Note Purchase Agreement dated November 28, 1988, between Pauley Petroleum Inc. (now Hondo) and Thamesedge, as amended (the "Thamesedge Note Purchase Agreement"), and Note dated November 30, 1988, for $75,000,000 from Pauley Petroleum Inc. to Thamesedge (the "Thamesedge Note");

            b) Letter agreements dated November 28, 1988 and December 18, 1992, between Hondo and Thamesedge referring to and amending the Thamesedge Note Purchase Agreement and the Thamesedge Note;

            c) Net Profits Share Agreement dated December 18, 1992, by and among Hondo, Lonrho Plc ("Lonrho") and Thamesedge (the "Net Profits Share Agreement");

            d) Amended and Restated Letter Agreement dated December 20, 1991, between Hondo and Lonrho (the "Lonrho Loan Agreement") and Notes dated September 1, 1991, for $10,000,000, dated November 1, 1991, for $9,000,000, and dated December 20, 1991, for $13,000,000, from Hondo to Lonrho (the "Lonrho Notes");

            e) Letter Agreement dated December 18, 1992, between Hondo and Lonrho referring to and amending the Lonrho Loan Agreement and the Lonrho Notes;

            f) Note dated April 30, 1993, for $3,000,000 from Via Verde to Lonrho (the "Via Verde Note"), secured by Deed of Trust dated recorded as Instrument No. 93-840817 in the Real Property Records of Los Angeles County, California, (the "Via Verde Mortgage"), guaranteed by Hondo in Guaranty dated April 30, 1993 (the "Hondo Guaranty"), and subject to a letter agreement dated April 30, 1993;

            g) Note dated June 25, 1993, for $4,000,000 from Hondo to Lonrho (the "Valley Gateway Note"), secured by Deed of Trust dated August 30, 1993, granted by Hondo and Newhall, recorded as Instrument No. 93-2006475 in the Real Property Records of Los Angeles County, California, (the "Valley Gateway Mortgage");






       Thamesedge, Ltd. Letter Agreement
       December 13, 1996
       Page 2


            h) Letter Agreement dated December 17, 1993, between Hondo, Via Verde, Newhall, and Lonrho and Thamesedge, restructuring the above-described indebtedness and amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note;

            i) Letter Agreement dated November 10, 1994, between Hondo, Via Verde, Newhall, and Lonrho and Thamesedge, restructuring the above-described indebtedness and amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note, and creating a new $5,000,000 loan facility and a Note therefor dated October 31, 1994 (the "Facility Note");

            j) Letter Agreement dated December 22, 1995, between Hondo, Via Verde, Newhall, and Lonrho and Thamesedge, restructuring the above-described indebtedness and amending the Thamesedge Note, the Lonrho Notes, the Via Verde Note and the Valley Gateway Note; and

            k) Revolving Credit Agreement dated as of June 28, 1996, between Hondo and Thamesedge (the "Revolving Credit Agreement") and Promissory Note (the "Revolving Credit Note") for $13,500,000 from Hondo to Thamesedge.

            On March 29, 1996, Lonrho assigned to Thamesedge all of its interest in the above-described agreements and notes. The Thamesedge Note, the Lonrho Notes, the Via Verde Note, the Valley Gateway Note, the Facility Note, and the Revolving Credit Note, each as amended, are collectively referred to herein as the "Indebtedness".

            Hondo and Thamesedge have agreed to extend the date of repayment for the Indebtedness (i) by changing the mandatory redemption dates on the Thamesedge Note from November 1, 1997 and 1998, to January 1, 1998; and (ii) extend the principal repayment date of each of the Lonrho Notes, the Via Verde Note, the Valley Gateway Note, the Facility Note and the Revolving Credit Note from October 1, 1997 to January 1, 1998.

            Hondo, Via Verde and Newhall, and Lonrho and Thamesedge hereby agree, as follows:

            1. Effective Date.   This Agreement shall be effective for  all
            purposes on September 30, 1996.


            2. Amendment of Notes. The Thamesedge Note, the Lonrho Notes (collectively), the Via Verde Note, the Valley Gateway Note, the Facility Note and the Revolving Credit Note, each will be amended as provided, respectively, in Exhibits A, B, C, D, E and F to this Agreement. Hondo and Via Verde, as applicable, will execute the note amendments, Thamesedge will execute them to acknowledge consent thereto, and the note amendments will be attached to the original notes held by Thamesedge.









       Thamesedge, Ltd. Letter Agreement
       December 13, 1996
       Page 3


            3. Conversion of Part of the Indebtedness into Common Stock. Thamesedge will have the option to convert $13,500,000 of the principal amount of the Thamesedge Note into shares of common stock, $1.00 par value, of Hondo at the conversion price of $12.325 per share (110% of the closing price of such shares on the American Stock Exchange on December 11, 1996). Such conversion option will be subject to the approval of the stockholders of Hondo. If the conversion option is not approved by the stockholders, then the interest rate on such $13,500,000 of the Thamesedge debt will become 13.5% per annum (the original rate of the Thamesedge Note) at the time such conversion is not approved.


            4. Pledge of Shares of Hondo Magdalena. Hondo will pledge as security for the Indebtedness, except the $13,500,000 that is subject to the conversion option above, all of the shares of Hondo's subsidiary, Hondo Magdalena Oil & Gas Limited, a Jersey, Channel Islands corporation.


            5. Effect on Other Agreements. Except as amended by the note amendments, the terms and provisions of the above-described agreements relating to the Lonrho Indebtedness shall remain in full force and effect, including, without limiting the generality of the foregoing, the Letter Agreements dated December 17, 1993, November 10, 1994 and December 22, 1995. The parties agree to execute such other and further documents as may be necessary to effect the understandings of this latter agreement. Nothing in this letter agreement shall be construed as an agreement on the part of Lonrho or Thamesedge to provide extensions of the maturity or other restructuring of the Indebtedness in the future.




























       Thamesedge, Ltd. Letter Agreement
       December 13, 1996
       Page 4


            Please  confirm  that   the  foregoing  correctly  sets  forth   the
       agreement between us.

                                     Very truly yours,

                                     HONDO OIL & GAS COMPANY


                                     By:  /s/ John J. Hoey
                                          -----------------------
                                          John J. Hoey, President


                                     VIA VERDE DEVELOPMENT COMPANY


                                     By:  /s/ John J. Hoey
                                          -----------------------
                                          John J. Hoey, President


                                     NEWHALL REFINING CO., INC.

                                     By:  /s/ John J. Hoey
                                          -----------------------
                                          John J. Hoey, President

       Confirmed and accepted as of the date of first above written:

       THAMESEDGE, LTD.


       By:  /s/ R.E. Whitten
            -----------------------
            R. E. Whitten, Director


























                                      Exhibit A
                                   Thamesedge Note


               This Note Amendment dated September 30, 1996 amends that certain 13.5% Senior Subordinated Note due 1998 dated November 28, 1988 in the original principal amount of US$75,000,000, from Pauley Petroleum Inc. (now Hondo Oil & Gas Company), to Thamesedge, Ltd., as amended by Note Amendments dated September 30, 1993, September 30, 1994 and September 30, 1995 (the "Original Note"), and is attached to the Original Note. Effective on September 30, 1996, the Original Note is amended as follows:

               1. Principal Amount. As of September 30, 1996, the principal amount of the Original Note owing is US$
               36,361,684.44, and  interest  accrued  thereon  is  US$
               1,090,850.52.

               2. Principal Repayment. The mandatory Redemption dates on the Original Note are amended to January 1, 1998, with the aggregate principal of the Original Note then outstanding, plus accrued interest, being payable on such date.

               3. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 13, 1996, by and among Hondo Oil & Gas
               Company, Via Verde Development Company, and Newhall Refining Co., Inc., and Thamesedge, Ltd.

                                             HONDO OIL & GAS COMPANY


                                             By:
                                                  -----------------------
                                                  John J. Hoey, President

          The undersigned  hereby acknowledges  and consents  to this  Note
          Amendment.

          THAMESEDGE, LTD.

          By:
                    -------------------------
          Name:
                    -------------------------
          Title:
                    -------------------------

















                                      Exhibit B
                                    Lonrho Notes


               This Note Amendment dated September 30, 1996 amends those certain Promissory Notes dated September 1, 1991, in the original principal amount of US$10,000.000, dated November 1, 1991, in the original principal amount of US$9,000,000, and dated December 20, 1991, in the original principal amount of US$13,000,000, each from Hondo Oil & Gas Company, to Lonrho Plc, as amended by Note Amendments dated September 30, 1993, September 30, 1994 and September 30, 1995 (the "Original Notes"), and is attached to the Original Notes. On March 29, 1996, Lonrho Plc assigned to Thamesedge, Ltd. all of its interest in the Original Notes. Effective on September 30, 1996, the Original Notes are amended as follows:

               1. Principal Amount. As of September 30, 1996, the principal amount of the Original Notes owing is US$ 31,199,830.26, and interest accrued thereon is US$ 951,594.81.

               2. Principal Repayment. The principal of the Original Notes, together with all accrued interest to such date, is payable on January 1, 1998.

               3. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 13, 1996, by and among Hondo Oil & Gas
               Company, Via Verde Development Company, and Newhall Refining Co., Inc., and Thamesedge, Ltd.

                                             HONDO OIL & GAS COMPANY

                                             By:
                                                  -----------------------
                                                  John J. Hoey, President

          The undersigned  hereby acknowledges  and consents  to this  Note
          Amendment.

          THAMESEDGE, LTD.


          By:
                    -------------------------
          Name:
                    -------------------------
          Title:
                    -------------------------
















                                      Exhibit C
                                   Via Verde Note

               This Note Amendment dated September 30, 1996 amends that certain Promissory Note dated April 30, 1993, in the original principal amount of US$3,000.000, from Hondo Oil & Gas Company to Lonrho Plc, as amended by Note Amendments dated September 30, 1993, September 30, 1994 and September 30, 1995 (the "Original Note"), and is attached to the Original Note. On March 29, 1996, Lonrho Plc assigned to Thamesedge, Ltd. all of its interest in the Original Note. Effective on September 30, 1996, the Original
          Note is amended as follows:

               1. Principal Amount. As of September 30, 1996, the principal amount of the Original Note owing is US$
               3,277,161.85,  and  interest  accrued  thereon  is  US$
               99,953.43.

               2. Principal Repayment. The principal of this note is payable on the earlier of (i) the sale of the property securing the loan or (ii) in ten (10) semi-annual installments, commencing on January 1, 1998.

               3. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 13, 1996, by and among Hondo Oil & Gas
               Company, Via Verde Development Company, and Newhall Refining Co., Inc., and Thamesedge, Ltd.

                                             VIA VERDE DEVELOPMENT COMPANY


                                             By:
                                                  -----------------------
                                                  John J. Hoey, President

          The undersigned  hereby acknowledges  and consents  to this  Note
          Amendment.

          THAMESEDGE, LTD.


          By:
                    -------------------------
          Name:
                    -------------------------
          Title:
                    -------------------------


















                                      Exhibit D
                                 Valley Gateway Note


               This Note Amendment dated September 30, 1996 amends that certain Promissory Note dated June 25, 1993, in the original principal amount of US$4,000.000, from Hondo Oil & Gas Company to Lonrho Plc, as amended by Note Amendments dated September 30, 1993, September 30, 1994 and September 30, 1995 (the "Original Note"), and is attached to the Original Note. On March 29, 1996, Lonrho Plc assigned to Thamesedge, Ltd. all of its interest in the Original Note. Effective on September 30, 1996, the Original Note is amended as follows:

               1. Principal Amount. As of September 30, 1996, the principal amount of the Original Note owing is US$
               4,270,796.24,  and  interest  accrued  thereon  is  US$
               130,259.28.

               2. Principal Repayment. The principal of this note is payable on the earlier of (i) the sale of the property securing the loan or (ii) in ten (10) semi-annual installments, commencing on January 1, 1998.

               3. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 13, 1996, by and among Hondo Oil & Gas
               Company, Via Verde Development Company, and Newhall Refining Co., Inc., and Thamesedge, Ltd.

                                             HONDO OIL & GAS COMPANY

                                             By:
                                                  -----------------------
                                                  John J. Hoey, President

          The undersigned  hereby acknowledges  and consents  to this  Note
          Amendment.

          THAMESEDGE, LTD.


          By:
                    -------------------------
          Name:
                    -------------------------
          Title:
                    -------------------------


















                                      Exhibit E
                                    Facility Note


               This Note Amendment dated September 30, 1996 amends that certain Promissory Note dated October 31, 1994, in the original principal amount of US$5,000.000, from Hondo Oil & Gas Company to Lonrho Plc, as amended by Note Amendment dated September 30, 1995 (the "Original Note"), and is attached to the Original Note. On March 29, 1996, Lonrho Plc assigned to Thamesedge, Ltd. all of its interest in the Original Note. Effective on September 30, 1996, the Original Note is amended as follows:

               1. Principal Amount. As of September 30, 1996, the principal amount of the Original Note owing is US$
               5,000,000.00,  and  interest  accrued  thereon  is  US$
               138,216.67.

               2. Principal Repayment.  The principal of the  Original
               Note is payable on January 1, 1998.

               3. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 13, 1996, by and among Hondo Oil & Gas
               Company, Via Verde Development Company, and Newhall Refining Co., Inc., and Thamesedge, Ltd.


                                             HONDO OIL & GAS COMPANY

                                             By:
                                                  -----------------------
                                                  John J. Hoey, President

          The undersigned  hereby acknowledges  and consents  to this  Note
          Amendment.

          THAMESEDGE, LTD.


          By:
                    -------------------------
          Name:
                    -------------------------
          Title:
                    -------------------------




















                                      Exhibit F
                                Revolving Credit Note


               This Note Amendment dated September 30, 1996 amends that certain Promissory Note dated June 28, 1996, in the original principal amount of US$13,500.000, from Hondo Oil & Gas Company to Thamesedge, Ltd.. (the "Original Note"), and is attached to the Original Note. Effective on September 30, 1996, the Original
          Note is amended as follows:

          1.   Principal  Amount.    As  of  September  30,  1996,  no
          principal amounts have been advanced.

          2. Principal Repayment. The principal of the Original Note is payable on January 1, 1998.


          3. Interest Payment Dates. In addition to the interest payment dates specified in the Original Note, interest on the unpaid principal advanced shall be paid on October 1, 1997.

          4. Letter Agreement. This Note Amendment is issued and delivered under that certain letter agreement dated December 13, 1996, by and among Hondo Oil & Gas Company, Via Verde Development Company, and Newhall Refining Co., Inc., and Thamesedge, Ltd.


                                             HONDO OIL & GAS COMPANY


                                             By:
                                                  -----------------------
                                                  John J. Hoey, President

          The undersigned  hereby acknowledges  and consents  to this  Note
          Amendment.

          THAMESEDGE, LTD.


          By:
                    -------------------------
          Name:
                    -------------------------
          Title:
                    -------------------------